UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                     Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

              Date of Report (Date of earliest event reported): August 1, 2014



                               Synergy Resources Corporation
                               -----------------------------
                   (Exact name of registrant as specified in its charter)





           Colorado                     001-35245               20-2835920
       -----------------                ---------               ----------
 (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)               File Number)         Identification No.)


              20203 Highway 60
              Platteville, Colorado                          80651
       ---------------------------------                    -------
     (Address of principal executive offices)              (Zip Code)

                                 (970) 737-1073
                    ---------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

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Item 8.01   Other Events.

     On August 1, 2014, each of Ed Holloway, Co-Chief Executive Officer and a director of Synergy Resources Corporation (the "Company"), William E. Scaff, Co-Chief Executive Officer and a director of the Company, and Frank L. Jennings, Chief Financial Officer of the Company, adopted pre-arranged stock trading plans to sell shares of the Company's common stock beneficially owned by them. The plans were established as part of their individual long-term strategies for asset diversification and liquidity. The plans were established under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's polices regarding securities transactions.

     Pursuant to Mr. Holloway's 10b5-1 trading plan, a brokerage firm may sell up to 350,000 shares of the Company's common stock beneficially owned by him on or before February 27, 2015. The maximum number of shares that may be sold by Mr. Holloway constitutes less than 1% of the Company's issued and outstanding shares of common stock. If all shares under the plan are sold, Mr. Holloway would continue to beneficially own 2,901,287 shares of the Company's common stock (as of August 6, 2014).

     Pursuant to Mr. Scaff's 10b5-1 trading plan, a brokerage firm may sell up to 350,000 shares of the Company's common stock beneficially owned by him on or before February 27, 2015. The maximum number of shares that may be sold by Mr. Scaff constitutes less than 1% of the Company's issued and outstanding shares of common stock. If all shares under the plan are sold, Mr. Scaff would continue to beneficially own 2,901,287 shares of the Company's common stock (as of August 6, 2014).

     Pursuant to the 10b5-1 trading plan of Mr. Jennings, a brokerage firm may sell up to 50,000 shares of the Company's common stock beneficially owned by him on or before February 27, 2015. The maximum number of shares that may be sold by Mr. Jennings constitutes less than 1% of the Company's issued and outstanding shares of common stock. If all shares under the plan are sold, Mr. Jennings would continue to beneficially own 186,618 shares of the Company's common stock (as of August 6, 2014).

     Each of plans is effective September 2, 2014 and is scheduled to terminate on the earlier to occur of February 27, 2015, when all of trades under the plan have been executed; the date the plan broker receives notice of the liquidation, dissolution, bankruptcy, insolvency the business combination involving the Company, or death or incapacity of the individual, or the plan broker receives notice of the individual's termination of the plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Synergy Resources Corporation



Dated:  August 6, 2014                    /s/ Frank L. Jennings
                                          ------------------------------------
                                          Frank L. Jennings
                                          Chief Financial Officer